                               JOHN HANCOCK FUNDS
--------------------------------------------------------------------------------

                                  INDEPENDENCE
                                DIVERSIFIED CORE
                                  EQUITY FUND

                              SEMI - ANNUAL REPORT

                                November 30, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                    Chairman
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                                 Gail D. Fosler*
                                  Bayard Henry*
                               Richard S. Scipione
                               Edward J. Spellman*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                   Vice Chairman and Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                              Senior Vice President
                          and Chief Financial Officer
                                 Susan S. Newton
                       Vice President, Assistant Secretary
                             and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02110

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             INVESTMENT SUB-ADVISER
                    Independence Investment Associates, Inc.
                                 53 State Street
                           Boston, Massachusetts 02109

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through November, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by 32%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

   On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

   We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

   Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

   Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,
/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                            INDEPENDENCE DIVERSIFIED
                                CORE EQUITY FUND

             STOCKS PROPEL TO NEW HIGHS; CHEAP STOCKS WITH IMPROVING
                        FUNDAMENTALS ARE FOCUS FOR FUND


The stock market has skyrocketed in the last six months, propelling the rally that began at the start of 1995 to historic levels. Fueled by declining interest rates, muted inflation and strong corporate earnings, both the Dow Jones Industrial Average and the Standard & Poor's 500-Stock Index -- the broadest measure of stock market performance -- gained 15% between May 31, 1995 and November 30, 1995 and were up more than 30% from the start of the year. One week before the end of the Fund's semi-annual period on November 30, the Dow broke through the 5000 mark, only nine months after passing 4000.

[A 2 1/2" x 2 1/4 " photo of Paul McManus, bottom center. Caption reads: "Paul McManus."]

   The market's performance reflected a growing conviction that the economy's slowdown, which began early in the year, was not going to turn into recession and that inflation was under control. Even though slower growth might hold down company earnings, the fact that interest rates were falling meant that companies' price/earnings ratios could still go up and stock prices had more room to advance.

   The upshot was gratifying for John Hancock Independence Diversified Core Equity Fund as well, both in absolute terms and against its peers. For the six months ended November 30, 1995, the Fund's Class A shares had a total return, at net asset value, of 15.22%. By comparison, the average growth and income fund returned 12.72%, according to Lipper Analytical Services.(1) For

                                   [CAPTION]
          "The stock market has skyrocketed in the last six months..."

         John Hancock Funds - Independence Diversified Core Equity Fund

[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Bristol-Myers Squibb 2.8% 2) Pacific Telesis Group 2.7% 3) Marsh & McLennan 2.6% 4) GTE 2.6% 5) Monsanto 2.4%. A footnote below reads "As a percentage of net assets on November 30, 1995."]

[Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "AT&T" followed by an up arrow and the phrase "Announced breakup boosts stock". The second listing is "UAL Corp." followed by an up arrow and the phrase "Good earnings momentum". The third listing is "Goodyear Tire & Rubber" followed by a down arrow and the phrase "Hurt by increased price competition". Footnote below reads: "See '"Schedule of Investments." Investment holdings are subject to change."]

the period September 7, 1995 through November 30, 1995, Class B shares had a total return at net asset value of 6.06%.

PERFORMANCE AND STRATEGY

The Fund certainly benefited from the strong market rally that prevailed during the period. Technology stocks, which have been the darlings of the rally, served us well at the beginning of the period, from June through the end of summer. That was when companies such as IBM, Microsoft and Integrated Device Technologies, had strong earnings momentum and their stocks reached high levels. Semiconductor companies benefited in particular from the continued strong demand for personal computers and the growing use of semiconductors in consumer products beyond computers, such as cars, appliances and cellular phones. Some of these tech stocks have pulled back somewhat in the third quarter of 1995, but we still hold some because we believe they have strong value and a bright outlook.

   The strong market upswing didn't cause us to waiver from our established investment strategy, however. We believe the way to make money in the stock market is to buy stocks that are cheap and have improving fundamentals. We find them among all types of companies -- big, small, value and growth. Buying stocks that are cheap is one way of managing risk. Making sure the stocks have improving fundamentals is a way to position the Fund for opportunity. Our disciplined style of choosing stocks doesn't allow us to get caught up, or bogged down, in short-term market swings. Rather, we keep our focus fixed on applying our approach consistently over a long period of time. Strict adherence to discipline and patience are two characteristics that most successful investors share.

LARGEST HOLDINGS AMONG TOP PERFORMERS

In the last six months, some of our best performers were among our largest holdings and within a few groups, such as health care, financial stocks and telecommunications companies. Not coincidentally these are groups that tend to react favorably to a declining interest rate environment. As rates fall, for example, banks' profit margins rise on improving credit spreads -- the difference between what banks charge borrowers and pay depositors. The consolidation going on in the banking industry is also helping both the earnings and stock prices of banks involved in mergers. So our holdings in Chemical, Fleet and NationsBank -- all of which were involved in mergers in 1995 -- have paid off. Other financial companies that performed well during the period were American Express and insurance

         John Hancock Funds - Independence Diversified Core Equity Fund

[Bar chart with heading "FUND PERFORMANCE" at top of left hand column. Under the heading is the footnote "For Class A shares and the average growth and income fund, results are for the six months ended November 30, 1995. For Class B shares, result is for the period September 7, 1995 through November 30, 1995 " The chart is scaled in increments of 5% from top to bottom with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 15.22% total return for John Hancock Independence Diversified Core Equity Fund, Class A. The second represents the 6.06% total return for John Hancock Independence Diversified Core Equity Fund, Class B. The third represents the 12.72% total return for the average growth and income fund. Footnote below reads: "The total returns for John Hancock Independence Diversified Core Equity Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information.]

giants Allstate, Cigna and Marsh & McLennan. The Fund had about 14% of its net assets in financial stocks at the end of the period.

   Telecommunications companies, at approximately 9% of the Fund's net assets, are reaping the rewards of some major changes occurring in their universe, on top of scoring in the favorable interest-rate environment. AT&T, for example, got a boost from its announced plans to split into three separate companies. And the Bell operating companies such as GTE and Pacific Telesis, two of the Fund's largest holdings, should benefit from their new ability to tap into the long distance market.

   Within the health-care sector, we had particular success with our pharmaceutical holdings. Bristol-Meyers Squibb, Merck, Pfizer and
Schering-Plough, all drug companies in various stages of introducing new drugs to the market, were strong performers. Another winner was Medtronic, a company that produces electronic pacemakers.

LAGGARDS AND OPPORTUNITIES

Even in a spectacular market there are bound to be some disappointments, and the last six months were no exception. The larger cyclical companies which are sensitive to swings in the economy, felt the effects of the slowdown in growth. One holding, Goodyear Tire & Rubber, suffered from a decline in auto production, higher prices for raw materials and increased price competition for tires. The retail sector suffered from slow consumer spending. But we've begun to buy some retail stocks, like Toys "R" Us and Home Depot, because we think they are relatively cheap. In addition, their earnings estimates are attractive enough to belie their current stock prices.

A LOOK AHEAD

After the market's performance to date in 1995, it would be unrealistic to expect more of the same going forward. However, as long as interest rates stay low or fall, and the economy continues its slow-growth mode, there's still room for the market to advance, even at a slower rate. But, as always, we don't spend much time trying to second guess what's ahead. We'll keep our shoulder to the wheel and execute our disciplined investment style to find companies across a diverse range spectrum that are "cheap" with improving fundamentals.

                                   [CAPTION]
   "...there's still room for the market to advance, even at a slower rate."

---------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

                             A LOOK AT PERFORMANCE


The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Independence Diversified Core Equity Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                              ONE          LIFE OF
                                              YEAR          FUND
                                              ----          ----
John Hancock Independence Diversified
     Core Equity Fund: Class A               23.12%        66.31%(1)
John Hancock Independence Diversified
     Core Equity Fund: Class B               (2.23%)(2)       N/A


                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                              ONE          LIFE OF
                                              YEAR          FUND
                                              ----          ----
John Hancock Independence Diversified
     Core Equity Fund: Class A(3)            23.12%        12.53%(1)
John Hancock Independence Diversified
     Core Equity Fund: Class B                 N/A           N/A

                              NOTES TO PERFORMANCE

(1)  Class A shares started on June 10, 1991.

(2)  Class B shares started on September 7, 1995.

(3) Effective September 1, 1995, the Adviser has undertaken to limit the Fund's expenses, including the management fee and excluding the 12b-1 fee, to 1.30% and 2.00% attributable to Class A and Class B shares, respectively, of the Fund's daily net asset value. Prior to September 1, 1995, and the creation of Class B shares, the limitation of expenses was 0.70% of the Fund's daily net asset value. Without the limitation of expenses, the average annualized total returns for the one-year period and since inception for Class A shares would have been 22.45% and 11.86%, respectively.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock Independence Diversified Core Equity Fund would be worth on November 30, 1995, assuming you had invested on the day each class of shares started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

Independence Diversified Core Equity Fund
Class A shares

Line chart with the heading Independence Diversified Core Equity Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Independence Diversified Core Equity Fund on June 10, 1991, before sales charge, and is equal to $18,108 as of November 30, 1995. The second line represents the value of the Standard & Poor's 500 Stock Index and is equal to $17,636, as of November 30, 1995. The third line represents the Independence Diversified Core Equity Fund after sales charge and is equal to $17,196 as of November 30, 1995.

Independence Diversified Core Equity Fund
Class B shares

Line chart with the heading Independence Diversified Core Equity Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $10,840 as of November 30, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Independence Diversified Core Equity Fund on September 7, 1995, before contingent deferred sales charge, and is equal to $10,606 as of November 30, 1995. The third line represents the Independence Diversified Core Equity Fund after contingent deferred sales charge and is equal to $10,106 as of November 30, 1995.

                              FINANCIAL STATEMENTS

         John Hancock Funds - Independence Diversified Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS
THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON NOVEMBER 30, 1995. YOU'LL
ALSO FIND THE NET ASSET VALUE AS OF THAT DATE.


ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $5,601,432) ....................  $5,863,571
   Short-term investments (cost - $1,499,840) ...........   1,499,840
   Corporate savings account ............................         568
                                                           ----------
                                                            7,363,979
  Receivable for investments sold .......................       5,249
  Receivable for shares sold ............................     442,908
  Dividends receivable ..................................      10,663
  Interest receivable ...................................         510
  Receivable from John Hancock Advisers, Inc. - Note B ..      36,701
  Deferred organization expenses - Note A ...............       1,697
                                                           ----------
                Total Assets ............................   7,861,707
                -----------------------------------------------------
LIABILITIES:
  Payable for investments purchased .....................   1,298,823
                                                           ----------
                Total Liabilities .......................   1,298,823
                -----------------------------------------------------
NET ASSETS:
  Capital paid-in .......................................   5,855,211
  Accumulated net realized gain on investments and
  foreign currency transactions .........................     316,991
  Net unrealized appreciation of investments ............     262,139
  Undistributed net investment income ...................     128,543
                                                           ----------
                Net Assets ..............................  $6,562,884
                =====================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of
  shares authorized with no par value, respectively)
  Class A - $4,278,270 / 265,246 ........................  $    16.13
  ===================================================================
  Class B** - $2,284,614 / 141,782 ......................  $    16.11
  ===================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($16.13 x 105.26%) ..........................  $    16.98
  ===================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

**   Class B shares commenced operations on September 7, 1995.


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Six months ended November 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $665) ........    $    180,972
  Interest ....................................................          15,190
                                                                   ------------
                                                                        196,162
                                                                   ------------
  Expenses:
   Investment management fee - Note B .........................          42,495
   Distribution/service fee - Note B
    Class A ...................................................           1,351
    Class B** .................................................           1,207
   Custodian fee ..............................................          24,475
   Registration and filing fees ...............................          13,951
   Transfer agent fee - Note B ................................           9,106
   Auditing fee ...............................................           6,562
   Legal fees .................................................           5,671
   Printing ...................................................           4,532
   Trustees' fees .............................................           3,626
   Miscellaneous ..............................................           3,500
   Organization expense - Note A ..............................           1,620
                                                                   ------------
                Total Expenses ................................         118,096
                Less expenses reimbursable by
                John Hancock Advisers, Inc. -
                Note B ........................................         (56,164)
                ---------------------------------------------------------------
                Net Expenses ..................................          61,932
                ---------------------------------------------------------------
                Net Investment Income .........................         134,230
                ---------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments sold .......................      13,685,072
  Net realized loss on foreign currency transactions ..........             (27)
  Change in net unrealized appreciation/depreciation
  of investments ..............................................     (11,541,313)
                                                                   ------------
                Net Realized and Unrealized
                Gain on Investments and
                Foreign Currency Transactions .................       2,143,732
                ---------------------------------------------------------------
                Net Increase in Net Assets
                Resulting from Operations .....................    $  2,277,962
                ===============================================================




                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

         John Hancock Funds - Independence Diversified Core Equity Fund

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              SIX MONTHS ENDED        YEAR ENDED
                                                                                              NOVEMBER 30, 1995          MAY 31,
                                                                                                 (UNAUDITED)              1995
                                                                                                 -------------        -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ..................................................................       $     134,230        $   2,222,325
  Net realized gain on investments sold and foreign currency transactions ................          13,685,045            2,252,968
  Change in net unrealized appreciation/depreciation of investments ......................         (11,541,313)          12,046,702
                                                                                                 -------------        -------------
   Net Increase in Net Assets Resulting from Operations ..................................           2,277,962           16,521,995
                                                                                                 -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.1282 and $0.2834 per share, respectively) ...............................            (427,976)          (2,008,180)
   Class B** - ($0.0614 and none per share, respectively) ................................                (127)                --
  Distributions from net realized gain on investments sold
   Class A - ($0.2907 and $0.0849 per share, respectively) ...............................          (2,049,000)            (608,472)
                                                                                                 -------------        -------------
   Total Distributions to Shareholders ...................................................          (2,477,103)          (2,616,652)
                                                                                                 -------------        -------------
FROM FUND SHARE TRANSACTIONS -- NET* .....................................................         (94,656,266)          20,901,056
                                                                                                 -------------        -------------
NET ASSETS:
  Beginning of period ....................................................................         101,418,291           66,611,892
                                                                                                 -------------        -------------
  End of period (including undistributed net investment income of $128,543 and $422,416,
   respectively) .........................................................................       $   6,562,884        $ 101,418,291
                                                                                                 =============        =============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                    SIX MONTHS ENDED
                                                                    NOVEMBER 30, 1995                       YEAR ENDED
                                                                       (UNAUDITED)                          MAY 31, 1995
                                                             --------------------------------      --------------------------------
                                                                Shares             Amount              Shares             Amount
                                                             -------------      -------------      -------------      -------------
CLASS A
  Shares sold ..........................................           318,765      $   4,891,671          3,969,193      $  50,176,705
  Shares issued to shareholders in reinvestment
  of distributions .....................................           175,075          2,472,472            205,957          2,611,824
                                                             -------------      -------------      -------------      -------------
                                                                   493,840          7,364,143          4,175,150         52,788,529
  Less shares repurchased ..............................        (7,265,784)      (104,261,340)        (2,389,312)       (31,887,473)
                                                             -------------      -------------      -------------      -------------
  Net increase (decrease) ..............................        (6,771,944)     $ (96,897,197)         1,785,838      $  20,901,056
                                                             =============      =============      =============      =============
CLASS B**

  Shares sold ..........................................           147,274      $   2,327,178
  Shares issued to shareholders in reinvestment
  of distributions .....................................               666             10,421
                                                             -------------      -------------
                                                                   147,940          2,337,599
  Less shares repurchased ..............................            (6,158)           (96,668)
                                                             -------------      -------------
  Net increase .........................................           141,782      $   2,240,931
                                                             =============      =============

** Class B commenced operations on September 7, 1995

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

         John Hancock Funds - Independence Diversified Core Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios, and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                                                    FOR THE PERIOD
                                                                                                                     JUNE 10, 1991
                                                        SIX MONTHS ENDED                                           (COMMENCEMENT OF
                                                        NOVEMBER 30, 1995             YEAR ENDED MAY 31,            OPERATIONS) TO
                                                                            -------------------------------------
                                                            (UNAUDITED)       1995           1994          1993      MAY 31, 1992
                                                            -----------     --------       --------       -------    ------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period .....................   $14.41       $  12.68       $  12.16       $ 10.98     $10.00
                                                               ------       --------       --------       -------     ------
  Net Investment Income ....................................     0.54           0.32(b)        0.28(b)       0.22       0.15
  Net Realized and Unrealized Gain on Investments ..........     1.60           1.77           0.52          1.25       0.94
                                                               ------       --------       --------       -------     ------
    Total from Investment Operations .......................     2.14           2.09           0.80          1.47       1.09
                                                               ------       --------       --------       -------     ------
  Less Distributions:
   Dividends from Net Investment Income ....................    (0.13)         (0.28)         (0.23)        (0.23)     (0.11)
   Distributions from Net Realized Gain
    on Investments Sold ....................................    (0.29)         (0.08)         (0.05)        (0.06)      --
                                                               ------       --------       --------       -------     ------
    Total Distributions ....................................    (0.42)         (0.36)         (0.28)        (0.29)     (0.11)
                                                               ------       --------       --------       -------     ------
  Net Asset Value, End of Period ...........................   $16.13       $  14.41       $  12.68       $ 12.16     $10.98
                                                               ======       ========       ========       =======     ======
  Total Investment Return at Net Asset Value (f) ...........    15.22%(e)      16.98%          6.60%        13.58%     10.95%(e)
  Total Adjusted Investment Return at Net Asset
   Value (a)(c) ............................................   14.89%(e)      16.94%          6.15%        11.40%      9.23%(e)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ................   $4,278       $101,418       $ 66,612       $12,488     $2,622
  Ratio of Expenses to Average Net Assets ..................     0.73%*         0.70%          0.70%         0.76%      1.66%*
  Ratio of Adjusted Expenses to Average Net Assets (a) .....     1.40%*         0.74%          1.15%         2.94%      3.38%*
  Ratio of Net Investment Income to Average Net Assets .....     1.62%*         2.43%          2.20%         2.36%      1.77%*
  Ratio of Adjusted Net Investment Income
  to Average Net Assets (a) ................................     0.95%*         2.39%          1.75%         0.18%      0.05%*
  Portfolio Turnover Rate ..................................       25%            71%            43%           53%        53%
  ** Fee Reduction Per Share ...............................   $ 0.04       $  0.005(b)    $   0.06(b)    $  0.20     $ 0.15

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

         John Hancock Funds - Independence Diversified Core Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios, and supplemental data are as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FOR THE PERIOD
                                                                                                                 SEPTEMBER 7, 1995
                                                                                                                  (COMMENCEMENT OF
                                                                                                                    OPERATIONS) TO
                                                                                                                  NOVEMBER 30, 1995
                                                                                                                    (UNAUDITED)
                                                                                                                    ------------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ................................................................               $   15.25
                                                                                                                      ---------
  Net Investment Income ...............................................................................                    0.08
  Net Realized and Unrealized Gain on Investments .....................................................                    0.84(d)
                                                                                                                      ---------
    Total from Investment Operations ..................................................................                    0.92
                                                                                                                      ---------
  Less Distributions:
   Dividends from Net Investment Income ...............................................................                   (0.06)
                                                                                                                      ---------
    Total Distributions ...............................................................................                   (0.06)
                                                                                                                      ---------
  Net Asset Value, End of Period ......................................................................               $   16.11
                                                                                                                      =========
  Total Investment Return at Net Asset Value (f) ......................................................                    6.06%(e)
  Total Adjusted Investment Return at Net Asset Value (a)(c) ..........................................                    5.72%(e)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ...........................................................               $   2,285
  Ratio of Expenses to Average Net Assets .............................................................                    2.00%*
  Ratio of Adjusted Expenses to Average Net Assets (a) ................................................                    3.45%*
  Ratio of Net Investment Income to Average Net Assets ................................................                    2.44%*
  Ratio of Adjusted Net Investment Income to Average Net Assets (a) ...................................                    0.98%*
  Portfolio Turnover Rate .............................................................................                     526%
  ** Fee Reduction Per Share ..........................................................................               $    0.04

   * On an annualized basis.
(a)  On an unreimbursed basis without expense reduction.
(b)  On average month end shares outstanding.
(c) An estimated total return calculation which takes into consideration fees and expenses borne by the adviser during the periods shown.
(d)  May not accord to amounts shown elsewhere in the financial statements.
(e)  Not annualized.
(f) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

         John Hancock Funds - Independence Diversified Core Equity Fund

SCHEDULE OF INVESTMENTS
November 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE INDEPENDENCE DIVERSIFIED CORE EQUITY FUND ON NOVEMBER 30, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES: COMMON STOCKS AND SHORT-TERM INVESTMENTS. COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUP. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

                                                                         MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----
COMMON STOCKS
AEROSPACE (4.41%)
  Boeing Co. (The) ...............................          400*        $ 29,150
  Lockheed Martin Corp. ..........................        1,472          108,006
  Raytheon Co. ...................................        1,100           48,950
  United Technologies Corp. ......................        1,100*         103,125
                                                                        --------
                                                                         289,231
                                                                        --------
AUTOMOBILE/TRUCK (1.75%)
  Chrysler Corp. .................................        1,100*          57,063
  Dana Corp. .....................................          800           23,400
  Eaton Corp. ....................................          100            5,450
  General Motors Corp. ...........................          600*          29,100
                                                                        --------
                                                                         115,013
                                                                        --------
BANKS (5.85%)
  BankAmerica Corp. ..............................        1,000*          63,625
  Barnett Banks, Inc. ............................          100            6,013
  Chemical Banking Corp. .........................          900           54,000
  Citicorp .......................................          400           28,300
  First Bank System, Inc. ........................        1,100*          56,786
  First Union Corp. ..............................          800           43,700
  Fleet Financial Group, Inc. ....................          400           16,700
  NationsBank Corp. ..............................          800           57,100
  NBD Bancorp Inc. ...............................        1,500*          57,563
                                                                        --------
                                                                         383,787
                                                                        --------
BEVERAGES (2.42%)
  Coca-Cola Co. (The) ............................          200           15,150
  PepsiCo, Inc. ..................................        2,600          143,650
                                                                        --------
                                                                         158,800
                                                                        --------
Building Products (0.29%)
  Rayonier Inc. ..................................          500*          19,125
                                                                        --------
CHEMICALS (5.52%)
  Air Products and Chemicals, Inc. ...............          900*          49,950
  Du Pont (E.I.) De Nemours & Co. ................          200           13,300
  Eastman Chemical Co. ...........................          200           13,125
  Hercules, Inc. .................................        2,100          115,236
  Monsanto Co. ...................................        1,400          160,300
  Morton International, Inc. .....................          300           10,386
                                                                        --------
                                                                         362,297
                                                                        --------
COMPUTERS (2.73%)
  Digital Equipment Corp.** ......................          800*          47,100
  International Business Machines Corp. ..........          100            9,663
  Komag Inc.** ...................................          500*        $ 26,563
  Microsoft Corp.** ..............................        1,100*          95,836
                                                                        --------
                                                                         179,162
                                                                        --------
COSMETICS & TOILETRIES (0.22%)
  Avon Products, Inc. ............................          200           14,525
                                                                        --------
DIVERSIFIED OPERATIONS (0.37%)
  Textron Inc. ...................................          200           15,325
  Whitman Corp. ..................................          400            8,800
                                                                        --------
                                                                          24,125
                                                                        --------
DRUGS (6.01%)
  Abbott Laboratories ............................        2,000*          81,250
  Bristol-Myers Squibb Corp. .....................        2,300          184,575
  Merck & Co., Inc. ..............................        1,800          111,375
  Pfizer, Inc. ...................................          100            5,800
  Schering-Plough Corp. ..........................          200           11,475
                                                                        --------
                                                                         394,475
                                                                        --------
ELECTRONICS (6.51%)
  Analog Devices Inc.** ..........................          200*           7,400
  General Electric Co. ...........................        2,100          141,225
  General Signal Corp. ...........................          800*          25,800
  Hewlett-Packard Co. ............................          100            8,286
  Integrated Device Technology, Inc.** ...........          800*          13,600
  Intel Corp. ....................................          700           42,613
  Lam Research Corp.** ...........................          400           21,900
  Linear Technology Corp. ........................          300*          13,575
  Mentor Graphics Corp. ..........................          700*          14,086
  Millipore Corp. ................................          200            7,450
  Motorola, Inc. .................................          600*          36,750
  Tektronix Inc. .................................          300*          16,163

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

         John Hancock Funds - Independence Diversified Core Equity Fund

                                                                         MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----
ELECTRONICS (CONTINUED)
  Teradyne, Inc.** ...............................        1,000         $ 26,125
  Texas Instruments, Inc. ........................          900           52,088
                                                                        --------
                                                                         427,061
                                                                        --------
ENGINEERING (0.72%)
  AlliedSignal, Inc. .............................        1,000*          47,250
                                                                        --------
FINANCE (2.09%)
  American Express Co. ...........................        1,900           80,750
  Dean Witter Discover & Co. .....................          300           15,300
  Equifax, Inc. ..................................          200            8,375
  Federal National Mortgage Association ..........          300*          32,850
                                                                        --------
                                                                         137,275
                                                                        --------
FOODS (3.57%)
  CPC International, Inc. ........................          200*          13,750
  General Mills, Inc. ............................        1,000*          55,125
  Sara Lee Corp. .................................          600           19,350
  Unilever N.V ...................................        1,100          146,163
                                                                        --------
                                                                         234,388
                                                                        --------
HEALTHCARE (0.90%)
  Beverly Enterprises** ..........................        1,000*          11,625
  Columbia/HCA Healthcare Corp. ..................          200           10,325
  Health Management Associates, Inc. (Class A)** .            1               13
  Vencor Inc.** ..................................        1,200*          37,200
                                                                        --------
                                                                          59,163
                                                                        --------
INSURANCE (6.08%)
  Aetna Life & Casualty Co. ......................        1,100*          80,713
  Allstate Corp. .................................          600           24,600
  Cigna Corp. ....................................          100           11,000
  General Re Corp. ...............................          200*          29,925
  Lincoln National Corp. .........................        1,700           79,475
  Marsh & McLennan Cos., Inc. ....................        2,000          173,500
                                                                        --------
                                                                         399,213
                                                                        --------
MACHINERY (1.08%)
  Dover Corp. ....................................        1,500*          58,313
  Parker-Hannifin Corp. ..........................          350           12,863
                                                                        --------
                                                                          71,176
                                                                        --------
MEDICAL / DENTAL (0.83%)
  Baxter International, Inc. .....................          900           37,800
  Medtronic Inc. .................................          300           16,463
                                                                        --------
                                                                          54,263
                                                                        --------
METALS (0.18%)
  Aluminum Co. of America ........................          200*          11,700
                                                                        --------
OFFICE EQUIPMENT & SUPPLIES (2.09%)
  Xerox Corp. ....................................        1,000          137,125
                                                                        --------
OIL & GAS (10.06%)
  Amoco Corp. ....................................        1,700         $115,175
  Anadarko Petroleum Corp. .......................          300           14,438
  British Petroleum Co. PLC (The) ................        1,000*          95,625
  Chevron Corp. ..................................          400           19,750
  Exxon Corp. ....................................        1,300          100,588
  Halliburton Co. ................................        1,200*          52,050
  Imperial Oil Ltd. ..............................          200            6,975
  Mobil Corp. ....................................        1,000          104,375
  Phillips Petroleum Co. .........................        2,100           69,825
  Tenneco, Inc. ..................................        1,700           81,600
                                                                        --------
                                                                         660,401
                                                                        --------
PAPER (1.61%)
  Kimberly-Clark Corp. ...........................          800*          61,500
  Mead Corp. .....................................          300           17,138
  Weyerhauser Co. ................................          600*          27,150
                                                                        --------
                                                                         105,788
                                                                        --------
PHOTO EQUIPMENT (1.14%)
  Eastman Kodak Co. ..............................        1,100           74,800
                                                                        --------
POLLUTION CONTROL (0.37%)
  Browning-Ferris Industries, Inc. ...............          800*          24,100
                                                                        --------
RETAIL (5.99%)
  Albertson's, Inc. ..............................        1,200           36,900
  Darden Restaurants, Inc. .......................        1,500*          17,438
  Federated Department Stores, Inc.** ............        2,000*          58,250
  Home Depot, Inc. (The) .........................        2,100           93,188
  McDonald's Corp. ...............................          900*          40,163
  Price/Costco Inc.** ............................        3,000           49,875
  Safeway Inc. ...................................          800*          37,200
  Wal-Mart Stores, Inc. ..........................        2,500           60,000
                                                                        --------
                                                                         393,014
                                                                        --------
RUBBER (0.71%)
  Goodyear Tire & Rubber Co. .....................        1,100           46,613
                                                                        --------
SOAP & CLEANING PREPARATIONS (1.45%)
  Johnson & Johnson ..............................        1,000           86,625
  Proctor & Gamble Co. (The) .....................          100            8,638
                                                                        --------
                                                                          95,263
                                                                        --------
STEEL (0.20%)
  British Steel PLC American Depository Receipt ..          500           13,000
                                                                        --------
TELECOMMUNICATIONS (8.50%)
  Ameritech Corp. ................................          200           11,000
  AT & T Corp. ...................................        2,300          151,800
  GTE Corp. ......................................        4,000          170,500
  Pacific Telesis Group ..........................        5,800*         174,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

         John Hancock Funds - Independence Diversified Core Equity Fund

                                                                         MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----
TELECOMMUNICATIONS (CONTINUED)
  SBC Communications, Inc. ...................           200          $   10,800
  Sprint Corp. ...............................         1,000*             40,000
                                                                      ----------
                                                                         558,100
                                                                      ----------
TOBACCO (1.20%)
  Philip Morris Cos., Inc. ...................           300              26,325
  UST, Inc. ..................................         1,600              52,200
                                                                      ----------
                                                                          78,525
                                                                      ----------
TOYS/GAMES/HOBBY PRODUCTS (0.75%)
  Toys "R" Us, Inc.** ........................         2,100*             48,825
                                                                      ----------
TRANSPORTATION (1.41%)
  Conrail Inc. ...............................           800              55,900
  Delta Air Lines, Inc. ......................           200*             15,525
  UAL Corp. ..................................           100              20,925
                                                                      ----------
                                                                          92,350
                                                                      ----------
UTILITIES (2.34%)
  Entergy Corp. ..............................         3,000*             83,625
  Pacific Gas & Electric Co. .................           300               8,250
  Panhandle Eastern Corp. ....................         1,500              42,563
  Unicom Corp. ...............................           600              19,200
                                                                      ----------
                                                                         153,638
                                                                      ----------
         TOTAL COMMON STOCKS
           (Cost $5,601,432) .................         89.35%          5,863,571
                                                       -----          ----------


                                             INTEREST         PAR VALUE           MARKET
ISSUER, DESCRIPTION                            RATE        (000'S OMITTED)        VALUE
-------------------                            ----        ---------------        -----
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (7.62%)
 Investment in a joint repurchase
  agreement with U.B.S. Securities Inc.,
  Dated 11-30-95, due 12-01-95
  (secured by U.S. Treasury Bond,
  7.25% due 05-15-16) - Note A .........        5.91%        $     500          $  500,000
                                                                                ----------
SHORT-TERM NOTES (15.23%)
 Federal Home Loan
  Mortgage Corp.,
  Dated 11-30-95,
  Due 12-01-95 .........................        5.75             1,000             999,840
                                                                                ----------
CORPORATE SAVINGS ACCOUNT (0.01%)
 Investors Bank & Trust Company
  Daily Interest Savings Acount
  Current Rate .........................        5.25              --                   568
                                                                                ----------
            TOTAL SHORT-TERM INVESTMENTS                         22.86%          1,500,408
                                                             ---------          ----------
            TOTAL INVESTMENTS ...........                       112.21%         $7,363,979
                                                             =========          ==========

* Securities, other than short-term investments, newly added to the portfolio during the period ended November 30, 1995.

**   Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

         John Hancock Funds - Independence Diversified Core Equity Fund

(UNAUDITED)
NOTE A  --
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Independence Diversified Core Equity Fund (the "Fund"), John Hancock Utilities Fund and John Hancock Strategic Income Fund.

   The Trustees, at a meeting held May 1, 1995 approved actions which became effective September 1, 1995, which changed the marketing focus of the Fund. The Trustees determined that the Fund's minimum initial investment should be reduced to $1,000 and that shares of the Fund be marketed to retail investors. The Trustees also approved the activation of the Fund's existing Rule 12b-1 distribution plan for Class A shares and established a second class (Class B) of shares of the Fund and adopted a Rule 12b-1 distribution plan for this class of shares.

   During the last several months, the size of the Fund has greatly reduced, due to the movement of institutional investors from the Fund to a similar mutual fund that is part of a recently established institutional family of Funds managed by the Adviser.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. On September 7, 1995, Class B shares of beneficial interest were sold to commence class activity. Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. ("the Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. It will not be subject to Federal income tax on taxable earnings which are distributed to shareholders.

   The Fund follows the tax accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of accumulated realized gains on investments on the date of the transaction was credited or charged to accumulated realized gains for Federal income tax purposes.

   For the period ending November 30, 1995 the Fund reclassified net equalization debits in the amount of $13,355,274 from accumulated realized gains on investments to capital paid-in (see Note D).

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

                          NOTES TO FINANCIAL STATEMENTS

         John Hancock Funds - Independence Diversified Core Equity Fund

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

   Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that commenced with the investment operations of the Fund.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m. London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

NOTE B  --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Effective September 1, 1995, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000. Prior to September 1, 1995, the investment management fee was 0.50% of the Fund's average daily net asset value.

   The Fund and the Adviser have a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), a wholly-owned subsidiary of John Hancock Asset Management, under which the Sub-Adviser provides the Fund with investment research and portfolio management services. The Adviser pays the Sub-Adviser a quarterly fee at an annual rate of 55% of the investment management fee paid by the Fund to the Adviser for the preceding three months. The Fund is not responsible for payment of the Sub-Adviser's fee. Prior to September 1, 1995, the Sub-Adviser provided services pursuant to a contract that provided for different compensation. Effective July 1, 1995, the Sub-Adviser has waived its fee until further notice.

                          NOTES TO FINANCIAL STATEMENTS

         John Hancock Funds - Independence Diversified Core Equity Fund

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining Fund's average daily net asset value.

   In addition, as of September 1, 1995, the Adviser has undertaken to limit the Fund's expenses, including the management fee, to 1.30% and 2.00% attributable to Class A and Class B shares, respectively, of the Fund's average daily net assets. The Adviser reserves the right to terminate this fee reduction in the future. Prior to September 1, 1995, and the creation of Class B shares, the Adviser had undertaken to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.70% of the Fund's average daily net asset value. Accordingly, for the period ended November 30, 1995, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $56,164.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. As of September 1, 1995, a maximum sales charge of 5.00% was added to sales of Class A shares. Prior to September 1, 1995, all sales of shares of beneficial interest were sold at net asset value. For the period September 1, 1995 through November 30, 1995, JH Funds received net sales charges of $26,216 with regard to sales of Class A shares. Out of this amount, $1,833 was retained and used for printing of prospectuses, advertising, sales literature and other purposes, $16,657 was paid as sales commissions and service fees to unrelated broker-dealers and $7,726 was paid as sales commissions and service fees to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and its subsidiaries, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period September 1, 1995 through November 30, 1995, contingent deferred sales charges received by JH Funds amounted to $1,024.

   In addition, as of September 1, 1995, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has activated an existing Rule 12b-1 Distribution Plan with respect to Class A shares and adopted a Distribution Plan with respect to Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the terms of the Distribution Plan, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to Class B shares, to reimburse JH Funds for its distribution/service costs. Prior to September 1, 1995, and the creation of Class B shares, the Fund had a Distribution Plan with JH Funds where the Fund could make payments to JH Funds at an annual rate not to exceed 0.50% of the Fund's average daily net asset value. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 fees could occur under certain circumstances. There were no payments under the Distribution Plan for the period June 1, 1995 through August 31, 1995.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to September 1,

                          NOTES TO FINANCIAL STATEMENTS

         John Hancock Funds - Independence Diversified Core Equity Fund

1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the Fund's average daily net asset value. As of September 1, 1995, the Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   Messrs. Edward J. Boudreau and Richard S. Scipione are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the investment to cover the liability will be marked to market on a periodic basis to reflect income earned by the investment.

NOTE C  --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities during the period ended November 30, 1995 aggregated $4,891,307 and $101,300,722 respectively.

   The cost of investments owned at November 30, 1995 (excluding the corporate savings account), for Federal income tax purposes was $7,101,272. Gross unrealized appreciation and depreciation of investments aggregated $287,951 and $25,812, respectively, resulting in net unrealized appreciation of $262,139.

NOTE D  --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the period ended November 30, 1995, the Fund has reclassified amounts to reflect an increase in capital paid-in and a decrease in realized gain on investments sold of $13,355,274. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of November 30, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the use of tax equalization debits in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                             ADDITIONAL INFORMATION

         John Hancock Funds - Independence Diversified Core Equity Fund

On August 31, 1995, a special meeting of John Hancock Strategic Series, in respect of John Hancock Independence Diversified Core Equity Fund (the "Fund") was held to approve a new investment management contract and certain other matters concerning the Fund.

   Specifically, shareholders first approved a new investment management agreement between the Trust on behalf of the Fund and John Hancock Advisers, Inc. The terms of the new investment advisory contract would increase the fee currently paid by the Fund, with all other provisions remaining the same as in the previous management contract. The shareholder votes tallied were 41,085 FOR, 5,215 AGAINST and 20,949 ABSTAINING.

   The shareholders also approved a new sub-advisory contract between the Trust on behalf of the Fund and John Hancock Advisers, Inc. and the Sub-Adviser. The terms of the new sub-advisory agreement would increase the fee paid by the Adviser with all other provisions remaining the same as the previous sub-advisory contract. The shareholder votes tallied were 46,136 FOR, 164 AGAINST and 20,949 ABSTAINING.

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This report is for the information of shareholders of the John Hancock
Independence Diversified Core Equity Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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